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                                                                EXHIBIT 10(i)


                              CLEVELAND-CLIFFS INC

                           1992 INCENTIVE EQUITY PLAN

     1. PURPOSE. The Cleveland-Cliffs Inc 1992 Incentive Equity Plan (the "Plan") is intended to encourage key executives and managerial employees of Cleveland-Cliffs Inc (the "Company") and its Subsidiaries to become owners of stock of the Company in order to increase their interest in the Company's long-term success, to provide incentive equity opportunities which are competitive with other similarly situated corporations and to stimulate the efforts of such employees by giving suitable recognition for services which contribute materially to the Company's success.

     2. DEFINITION. For purposes of the Plan, the following terms shall be defined as set forth below:

          "BOARD" means the Board of Directors of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          "COMMITTEE" means the committee described in Section 16(a) of this Plan.

          "COMMON SHARES" means (i) shares of the common stock of the Company (par value $1 per share) and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

          "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights, Performance Shares or Performance Units or an award or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto, including the date on which an automatic grant of options to a Nonemployee Director becomes effective pursuant to Section 8 of this Plan.

          "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 6 of this Plan.

          "DEFERRED SHARES" means an award pursuant to Section 6 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

          "EFFECTIVE DATE" means April 14, 1992.

          "INCENTIVE STOCK OPTIONS" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

          "LESS-THAN-80 PERCENT SUBSIDIARY" means a subsidiary with respect to which the Company directly or indirectly owns or controls less than 80 percent of the total combined voting or other decisionmaking power.

          "MANAGEMENT OBJECTIVES" means any performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or awards of Restricted Shares.

          "MARKET VALUE PER SHARE" means the fair market value of the Common Shares as determined by the Committee from time to time.

          "NONEMPLOYEE DIRECTOR" means a member of the Board who is not an employee of the Company or any Subsidiary.

          "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right.

          "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.


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          "OPTION RIGHT" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or 8 of this Plan.

          "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of the Company or any Subsidiary or (ii) has agreed to commence serving in any such capacity.

          "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 7 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

          "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 7 of this Plan.

          "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 7 of this Plan.

          "PREDECESSOR PLAN" means the 1987 Incentive Equity Plan of the Company as heretofore adopted and as it may hereafter be amended.

          "RESTRICTED SHARES" mean Common Shares awarded or sold pursuant to
     Section 5 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 5 hereof has expired.

          "RULE 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (or any successor rule to the same effect), as in effect from time to time.

          "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options. "Subsidiary" means any corporation in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

     3. SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in
Section 10 of this Plan, the number of Common Shares issued or transferred (a) upon the exercise of Option Rights, (b) as Restricted Shares and released from substantial risks of forfeitures thereof, (c) in payment of Performance Shares or Performance Units that shall have been earned, (d) as Deferred Shares, or (e) in payment of dividend equivalents paid with respect to awards made under this Plan, shall not in the aggregate exceed 595,000 Common Shares. Such shares may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. For purposes of this Section 3, Restricted Shares, Deferred Shares and Performance Shares shall be deemed to have been issued or transferred at the earlier of the time when such shares are actually issued or transferred (and, in the case of Restricted Shares, when they are no longer subject to a substantial risk of forfeiture) or when any dividends or dividend equivalents are paid thereon.

     4. OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of Common Shares to which it pertains.

          (b) Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to

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     the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing. For purposes of this Section 4, constructive delivery of shares shall be deemed equivalent to actual delivery.

          (d) On or after the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this
     Section 4(d), the Common Shares received by the Optionee upon the exercise of the Option Rights shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker of some or all of the Common Shares to which the exercise relates.

          (f) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to such Participant remain unexercised.

          (g) Each grant shall specify the period or periods of continuous employment of the Optionee by the Company or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

          (h) Option Rights granted under this Plan may be (i) options that are intended to qualify under particular provisions of the Code, including without limitation Incentive Stock Options, (ii) options that are not intended to so qualify or (iii) combinations of the foregoing.

          (i) On or after the Date of Grant of any Option Rights other than Incentive Stock Options, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that such equivalents shall be credited against the Option Price.

          (j) No Option Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

          (k) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     5. RESTRICTED SHARES. The Committee may also authorize awards or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each award or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each award or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each award or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any award or sale may provide for the earlier

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     termination of such period in the event of a change in control of the
     Company or other similar transaction or event.

          (d) Each award or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (e) Any award or sale may be further conditioned upon the attainment of Management Objectives to be established and, if appropriate, adjusted by the Committee.

          (f) Any award or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

          (g) Each award or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such shares, shall be held in custody by the Company until all restrictions thereon lapse.

     6. DEFERRED SHARES. The Committee may also authorize awards or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each award or sale shall constitute the agreement by the Company to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

          (b) Each award or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c) Each award or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any award or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

          (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (e) Each award or sale shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     7. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.


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          (b) The Performance Period with respect to each Performance Share or
     Performance Unit shall be determined by the Committee on the Date of Grant, and may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event.

          (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed.

          (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level, but falls short of full achievement of the specified Management Objectives.

          (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

          (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

          (g) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

          (h) The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

          (i) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

     8. AUTOMATIC GRANTS OF NONQUALIFIED STOCK OPTIONS TO NONEMPLOYEE DIRECTORS. Option Rights shall be automatically granted to Nonemployee Directors as follows:

          (a) On the Effective Date of this Plan, an option to purchase 500 Common Shares shall be granted to each person who immediately after the annual meeting on that date is an incumbent Nonemployee Director of the Company, and an additional option to purchase 500 Common Shares shall be granted immediately after each annual meeting thereafter to each such person for so long as he continues to be a Nonemployee Director.

          (b) With respect to each person who first becomes a Nonemployee Director of the Company after the Effective Date of this Plan, an option to purchase 500 Common Shares shall be granted on the date such person first becomes a Nonemployee Director, and an additional option to purchase 500 Common Shares shall be granted immediately after each annual meeting thereafter to each such person for so long as he continues to be a Nonemployee Director.

Each grant shall be evidenced by a Nonqualified Stock Option Agreement in substantially the form of Exhibit A hereto. The Option Price per share of each such option shall be the fair market value per Common Share determined on the Date of Grant. Each option shall become exercisable upon the expiration of a period of 6 months from the Date of Grant. All such grants shall become null and void if this Plan is not approved by the

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favorable vote of the holders of a majority of the Common Shares present, or represented, and entitled to vote at a meeting of the shareholders held on or before December 31, 1992.

     9. TRANSFERABILITY. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) granted or awarded under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Option Rights shall be exercisable during a Participants lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

          (b) Any grant or award made under this Plan may provide that all or any part of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or upon the termination of the Deferral Period applicable to Deferred Shares, or under a grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
     Section 5 of this Plan, shall be subject to further restrictions upon transfer.

     10. ADJUSTMENTS. The Committee may make or provide for such adjustments in the (a) number of Common Shares covered by outstanding Option Rights, Deferred Shares and Performance Shares granted or awarded hereunder, (b) prices per share applicable to such Option Rights, and (c) kind of shares covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Optionees that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation of the Company or other distribution of assets, issuance of rights or warrants to purchase securities of the Company or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding grants or awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any grant or award under this Plan that the holder of the grant or award may elect to receive an equivalent grant or award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent grant or award. The Committee may also make or provide for such adjustments in the number of shares specified in Section 3 of this Plan and in the number of shares under options to be granted automatically pursuant to Section 8 of this Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 10.

     11. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     12. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     13. PARTICIPATION BY EMPLOYEES OF A LESS-THAN-80-PERCENT SUBSIDIARY. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Less-Than-80-Percent Subsidiary, regardless whether such Participant is also employed by the Company or another Subsidiary, the Committee may require the Less-Than-80-Percent Subsidiary to agree to transfer to the


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Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-80-Percent Subsidiary pursuant to this Plan) the Common Shares that would otherwise be delivered by the Company upon receipt by the Less-Than-80-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Company. Any such award may be evidenced by an agreement between the Participant and the Less-Than-80-Percent Subsidiary, in lieu of the Company, on terms consistent with this Plan and approved by the Committee and the Less-Than-80-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-80-Percent Subsidiary will be treated as if they had been delivered by or to the Company for purposes of Section 3 of this Plan, and all references to the Company in this Plan shall be deemed to refer to the Less-Than-80-Percent Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

     14. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment bv reason of death, disability, normal retirement, early retirement with the consent of the Company, leave of absence to enter public service with the consent of the Company or other leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to
Section 9(b) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

     15. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

     16. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by a committee of the Board composed of not less than three members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

          (b) The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant or award of Option Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

     17. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be amended from time to time by the Committee, but no such amendment (except as expressly authorized by this Plan) shall increase the minimum number of shares specified in Section 3 of this Plan, change the provisions of Section 8 of this Plan that specify the number of Common Shares under options to be granted automatically to Nonemployee Directors or that specify the Option Price or timing of such grants, or cause Rule 16b-3 to become inapplicable to this Plan, without the further approval of the shareholders of the Company. In no event shall


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the provisions of Section 8 of this Plan be amended more than once every six months except to comport with changes in the Code or the regulations thereunder.

          (b) With the concurrence of the affected Optionee, the Committee may cancel any agreement evidencing Option Rights or any other grant or award granted under this Plan. In the event of such cancellation, the Committee may authorize the granting or awarding of new Option Rights or other grants or awards hereunder, which may or may not cover the same number of Common Shares that had been the subject of the prior grant or award, in such manner, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under this Plan had the cancelled Option Rights or other grant or award not been granted.

          (c) The Committee may condition any grant or award under this Plan upon the surrender by the Participant for cancellation of any or all option rights or restricted stock outstanding under the Predecessor Plan.

          (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

          (e)(i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option Right, provided, however, that such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

              (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the shareholders of the Company shall be null and void if it is subsequently determined that such approval was required in order for Rule 16b-3 to remain applicable to this Plan.

          (f) This Plan is intended to comply with and be subject to Rule 16b-3 as in effect prior to May 1, 1991. The Committee may at any time elect that this Plan shall be subject to Rule 16b-3 as in effect on and after May 1, 1991.


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                                                                       EXHIBIT A

                      NONQUALIFIED STOCK OPTION AGREEMENT
                                      FOR
                             NONEMPLOYEE DIRECTORS

          , Optionee

     Cleveland-Cliffs Inc (the "Company") pursuant to its 1992 Incentive Equity Plan (the "Plan") has this day granted to you, the above-mentioned optionee, a nonqualified option to purchase 500 shares of the Company's common stock, par value $1 per share ("Common Shares") at the price of $ per share, and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the purchase price in full, all subject, however, to the terms and conditions hereinafter set forth.

     1. (A) This option (until terminated as hereafter provided) shall become exercisable upon the expiration of a period of 6 months from the date of this Agreement during which the Optionee shall have continuously served as a Director of the Company. To the extent exercisable, this option shall be exercisable in whole at any time or in part from time to time.

          (B) If the Optionee should die or become permanently and totally disabled while a Director of the Company, the option covered by this Agreement shall become immediately exercisable in full.

     2. The option price shall be payable (a) in cash or by check acceptable to the Company, (b) by actual or constructive transfer to the Company of nonforfeitable, unrestricted Common Shares already owned by the Optionee for more than six (6) months prior to the date of exercise and having a value at the time of exercise equal to the option price, or (c) by a combination of such methods of payment.

     3. This option shall terminate on the earliest of the following dates:

          (A) Three months after the date on which the Optionee ceases to be a Director of the Company (during which period the option shall be exercisable only to the extent exercisable on the date of termination in accordance with the provisions of paragraph 1(A) hereof), unless he or she ceases to be a Director of the Company by reason of death or permanent disability (in which case this option shall be immediately exercisable in full pursuant to paragraph 1(B));

          (B) One year after the death or permanent disability of the Optionee if the Optionee dies or becomes permanently disabled while a Director of the Company (in which case this option shall be immediately exercisable in full pursuant to paragraph 1(B)); and

          (C) Ten years from the date on which this option was granted.

     4. This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him or her or by his or her guardian or legal representative.

     5. This option shall not be exercisable if such exercise would involve a violation of any applicable Federal or state securities law, and the Company hereby agrees to make reasonable efforts to comply with such securities laws. If the Ohio Securities Act shall be applicable to this option, it shall not be exercisable unless under said Act at the time of exercise the Common Shares or other securities purchasable hereunder are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

     6. The Committee of the Board described in Section 16(a) of the Plan (the "Committee") shall make such adjustments in the number or kind of Common Shares or other securities covered by this option as the Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of the Optionee that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or
(ii) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete


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

liquidation of the Company or other distribution of assets, issuance of rights or warrants to purchase securities of the Company, or (iii) any other corporate transaction or event having an effect similar to any of the foregoing.

     7. Upon any change in control of the Company, the option granted to the Optionee in this agreement shall become immediately exercisable in full. For purposes of this grant, the term "change in control" shall mean the occurrence of any in the following events:

          (A) The Company shall merge into itself, or be merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed immediately prior to such merger or consolidation;

          (B) The Company shall sell or transfer to one or more persons, corporations or entities, in a single transaction or a series of related transactions, more than one-half of the assets accounted for on the Statement of Consolidated Financial Position of the Company as "properties" or "investments in associated companies" (or such replacements for these accounts as may be adopted from time to time) unless by an affirmative vote of two-thirds of the members of the Board of Directors of the Company, the transaction or transactions are exempted from the operation of this provision based on a good faith finding that the transaction or transactions are not within the intended scope of this definition for purposes of this instrument;

          (C) A person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934) of 30% or more of the outstanding voting securities of the Company (whether directly or indirectly); or

          (D) During any period of three consecutive years, including, without limitation, the year 1991, individuals who at the beginning of any such period constitute the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Company, of each Director first elected during any such period was approved by a vote of at least one-third of the Directors of the Company who are Directors of the Company on the date of the beginning of any such period.

     8. This grant of an option to purchase Common Shares is made pursuant to the Plan, a copy of which is attached hereto. This award is subject to all of the terms and provisions of the Plan, which are incorporated herein by reference.


     Dated this    day of             199 .


                                          CLEVELAND-CLIFFS INC


                                          By: _________________________________
                                              Name:
                                              Title:

Accepted and agreed to:

__________________________________


Date: ____________________________


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